VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 588

              Minnesota Insured Municipals Income Trust, Series 65

              SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 17, 2005

   Notwithstanding anything to the contrary in the prospectus, the first four paragraphs of and the table appearing in the section entitled "Public Offering--Unit Distribution--Long Term Trusts" on page A-12 of Prospectus Part II are replaced with the following with respect to Minnesota Insured Municipals Income Trust, Series 65: "On and after the date of this Supplement, the Sponsor will sell Units of the Trust during the initial offering period to any broker-dealer or selling agent at the Public Offering Price less a gross concession or agency commission equal to the entire sales charge applicable to transaction. Notwithstanding the foregoing, non-Underwriter broker-dealers and other selling agents (other than Qualifying Broker-Dealers) who purchase an aggregate of 250 or more Units from the Sponsor during the initial offering period will receive a net concession equal to a minimum of $35 per Unit. This net concession will be paid by allowing the regular gross concession at the time of purchase and the Sponsor will offer a rebate per Unit equal to the difference, if any, between the broker-dealer concession allowed in connection with each transaction and $35 per Unit so that the broker-dealer or selling agent receives a total concession or agency commission that equals at least $35 per Unit. The Sponsor will pay any rebate after the end of the initial offering period."

Supplement Dated:  July 27, 2006